T. Rowe Price Global Consumer Fund

Supplement to Prospectus Dated May 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2021, Vivian Si will join Jason Nogueira as a portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee. Effective October 1, 2021, Mr. Nogueira will step down as a portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee and Ms. Si will remain as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Ms. Si joined T. Rowe Price in 2012.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 1, 2021, Vivian Si will join Jason Nogueira as a portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee. Effective October 1, 2021, Mr. Nogueira will step down as a portfolio manager of the fund and Cochair of the fund’s Investment Advisory Committee and Ms. Si will remain as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Ms. Si joined T. Rowe Price in 2012 and her investment experience dates from that time. She has served as an investment analyst with the Firm throughout the past five years.

The date of this supplement is March 31, 2021.

F31-042 3/31/21